U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) March 18, 2003

SAN Holdings, Inc.
Exact Name of Registrant as Specified in its Charter

                                     Colorado                                                                                                84-0907969
                                  (State of incorporation)                                                                   (I.R.S. Employer Identification No.)

Commission File Number 0-16423

900 West Castleton Road, Suite 210, Castle Rock, CO 80104
Address of Principal Executive Office, Including Zip Code

(303) 660-4633
Registrant’s Telephone Number, Including Area Code

Item 7. Financial Statements and Exhibits

        (c) Exhibits. The exhibits listed below are filed with this report.

99.1	Press Release dated March 18, 2003, titled ‘Storage Area Networks Reaches Preliminary Agreement to Combine with Solunet Storage Solutions.”

Item 9. Regulation FD Disclosure.

SAN Holdings, Inc. today issued a press release titled “Storage Area Networks Reaches Preliminary Agreement to Combine with Solunet Storage Solutions.” The press release is attached to this Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Note: Information in this report, including the exhibit, furnished pursuant to Item 9 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed by Regulation FD.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                   SAN HOLDINGS, INC.

Dated:  March 18, 2003                                            By:  /s/ Hugh A. O’Reilly
                                                                                              Hugh A. O’Reilly
                                                                                              Senior Vice President and CFO